Exhibit 99.4

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44539

JUDGE:		Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: February 29, 2008

IN  ACCORDANCE WITH  TITLE 28,  SECTION  1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	March 20, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	March 20, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER: 07-44539

COMPARATIVE  BALANCE  SHEET

ASSETS		SCHEDULE AMOUNT	MONTH January 2008	MONTH February 2008	MONTH
1.	UNRESTRICTED CASH	$2,913	$142,416	$199,455
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$2,913	$142,416	$199,455	$0
4.	ACCOUNTS RECEIVABLE (NET)	$428,572	$623,545	$340,721
5.	INVENTORY	$1,807,835	$1,355,242	$1,355,242
6.	NOTES RECEIVABLE	$0	$0	$0
7.	PREPAID EXPENSES	$538,000	$572,538	$545,897
8.	OTHER (ATTACH LIST)	$2,114,882	$205,518	$202,463
9.	TOTAL CURRENT ASSETS	$4,892,202	$2,899,259	$2,643,778	$0
10.	PROPERTY, PLANT & EQUIPMENT	$359,058	$1,181,826	$1,166,223
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$927,686	$927,446
12.	NET PROPERTY, PLANT & EQUIPMENT	$359,058	$254,140	$238,777	$0
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS – NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$0	$6,859,002	$6,852,889
16.	TOTAL ASSETS	$5,251,260	$10,012,401	$9,735,444	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$430,867	$465,264
18.	TAXES PAYABLE		$93,039	$115,821
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$985,594	$843,827
23.	TOTAL POSTPETITION LIABILITIES		$1,509,500	$1,424,912	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$0	$0	$0
25.	PRIORITY DEBT	$810,299	$0	$0	$0
26.	UNSECURED DEBT	$4,675,404	$6,324,435	$6,340,059
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$22,170,447	$6,324,435	$6,340,059	$0
29.	TOTAL LIABILITIES	$22,170,447	$7,833,935	$7,764,971	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$3,848,021	$3,848,021
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(1,669,555)	$(1,877,548)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$2,178,466	$1,970,473	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$22,170,447	$10,012,401	$9,735,444	$0

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER: 07-44539

INCOME STATEMENT

REVENUES		MONTH January 2008	MONTH February 2008	MONTH 0	QUARTER TOTAL
1.	GROSS REVENUES	$36,900	$0	$0	$36,900
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$36,900	$0	$0	$36,900
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$36,900	$0	$0	$36,900
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$24,616	$36,923	$0	$61,539
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$115,042	$115,591	$0	$230,633
12.	RENT & LEASE	$23,462	$630	$0	$24,092
13.	OTHER (ATTACH LIST)	$236,341	$45,827	$0	$282,168
14.	TOTAL OPERATING EXPENSES	$399,461	$198,971	$0	$598,432
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(362,561)	$(198,971)	$0	$(561,532)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$112,010	$3,566	$0	$115,576
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$12,661	$12,588	$0	$25,249
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$(99,349)	$9,022	$0	$(90,327)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(263,212)	$(207,993)	$0	$(471,205)

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER: 07-44539

CASH RECEIPTS AND DISBURSEMENTS		MONTH January 2008	MONTH February 2008	MONTH 0	QUARTER TOTAL
1.	CASH - BEGINNING OF MONTH	$564,506	$142,416		$564,506
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$182,283	$176,881	$0	$359,164
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$182,283	$176,881	$0	$359,164
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$23,234	$0	$0	$23,234
8.	OTHER (ATTACH LIST)	$(612,074)	$(119,467)	$0	$(731,541)
9.	TOTAL NON-OPERATING RECEIPTS	$(588,840)	$(119,467)	$0	$(708,307)
10.	TOTAL RECEIPTS	$(406,557)	$57,414	$0	$(349,143)
11.	TOTAL CASH AVAILABLE	$157,949	$199,830	$0	$215,363
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$15,533	$375	$0	$15,908
26.	TOTAL OPERATING DISBURSEMENTS	$15,533	$375	$0	$15,908
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$15,533	$375	$0	$15,908
32.	NET CASH FLOW	$(422,090)	$57,039	$0	$(365,051)
33.	CASH - END OF MONTH	$142,416	$199,455	$0	$199,455

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER: 07-44539

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH January 2008	MONTH February 2008	MONTH 0
1.	0-30		$151,830	$0
2.	31-60		$41,823	$44,969
3.	61-90		$21,483	$2,012
4.	91+		$301,988	$293,471
5.	TOTAL ACCOUNTS RECEIVABLE	$428,572	$517,124	$340,452	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$428,572	$517,124	$340,452	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	February 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$115,821	$0	$0	$0	$115,821
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$115,821

6.	ACCOUNTS PAYABLE	$17,734	$133,820	$106,126	$207,584	$465,264

STATUS OF POSTPETITION TAXES	MONTH:	February 2008

FEDERAL		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**	$0	$5,918	$5,918	$0
2.	FICA-EMPLOYEE**	$0	$3,256	$3,256	$0
3.	FICA-EMPLOYER**	$0	$3,256	$3,256	$0
4.	UNEMPLOYMENT	$0	$22	$22	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$12,452	$12,452	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$482	$482	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$96	$96	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$578	$578	$0
16.	TOTAL TAXES	$0	$13,030	$13,030	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER: 07-44539

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH:	February 2008

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Capital One	JP Morgan Chase	Capital One
B.	ACCOUNT NUMBER:	3620477833	100130152	3620562563
C.	PURPOSE (TYPE):	Depository	Operating	Asset Sales
1.	BALANCE PER BANK STATEMENT	$0	$0	$5,129	$5,129
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$0	$0	$0
4.	OTHER RECONCILING ITEMS	$0	$0	$0	$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$5,129	$5,129
6.	NUMBER OF LAST CHECK WRITTEN	None	No Checks	No Checks

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	N/A	2/29/2008	Overnight Sweep	$194,326	$194,326
8.
9.
10.
11.	TOTAL INVESTMENTS			$194,326	$194,326

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH – END OF MONTH	$199,455

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER: 07-44539

MONTH:	February 2008

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Robbie Barron	Salary, Expense Reports	$23,077	$80,845
2.	Danny Clifton	Salary, Expense Reports	$0	$22,418
3.	Mark Luman	Salary, Expense Reports	$13,846	$44,302
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$36,923	$147,565

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See Case #07-44536, Kitty Hawk, Inc.
2
3
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	GECAS; all aircraft returned 12/07	$738,159		$1,372,597
2.	AirLease International; all aircraft returned 1/08	$48,910		$0
3.
4.
5.
6.	TOTAL	$787,069	$0	$1,372,597

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER: 07-44539

MONTH:	February 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 - Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court

10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have continued during 2/08 and should be brought current during 3/08

4 - Payment made on accrued vacation balances in accordance with first day orders.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44539

MONTH:	February 2008

Accrual Basis Form Number	Line Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case#07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case#07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case#07-44536)

6	Post Pet Leases	GECAS and AirLease are aircraft and engine leases which are protected under Section 1110; Debtor may delay lease payment 60 days from petition date

7		All insurance policies for Kitty Hawk Aircargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case#07-44536)

1	4	Accounts Receivable (Net) includes accrued AR at the end of the reporting period

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case#07-44536)

3	7

All proceeds from the sale of assets in all 5 cases (07-44536, 44537, 44538,44539, 44540) are deposited into the account maintained at Capital One Bank in the name of Kitty Hawk Aircargo, Inc. Asset Sales Account

4	AR – 7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 due to $269 on going reconciling item.

CASE NAME:	Kitty Hawk Aircargo, Inc.

CASE NUMBER:	07-44539

Details of Other Items

	February 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	202,463	Reported
AR 401(k)	(834)
AR Employees	(1,604)
Fuel intoplane suspense	(36,170)
Deposits	240,691
AR Accrued	380

	202,463	Detail
	0	Difference

15. OTHER (ATTACH LIST)	6,852,889	Reported
Intercompany receivable	6,852,889

	6,852,889	Detail
	0	Difference

22. OTHER (ATTACH LIST)	843,827	Reported

Payroll clearing	(3,394)
General Accrued AP	839,703
Accrued Union Dues	(13,209)
Accrued wages	20,440
Accrued 401(k)	(72)
Accrued Health Savings Plan	87
Other	272
	843,827	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER OPERATING EXPENSE	45,827	Reported
Crewmember wages	0
Crewmember travel	0
Training	0
Fight Operations Admin wages & travel	8,135
Flight Planning Expense	(600)
Aircraft Insurance	165
Ground Operating Expense	1,104
Fuel	(1,154)
Maintenance wages & travel	11,868
Support costs	171
Contract labor	17,322
Parts Related Expense	6,317
Contractual Maintenance agreements	1,459
Allocation to Cargo	0
On demand charter expense	1,040

	45,827	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	3,566	Reported
Interest income	230
Gain on sale of assets	3,336

	3,566	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	(119,467)	Reported
Transfer to Inc (#07-44536	(152,150)
Transfer from Inc (#07-44536	32,453)
Interest Income	230
	(119,467)	Detail
	0	Difference

25. OTHER (ATTACH LIST)	375	Reported
Federal Excise Tax payments
Bank Fees	25
Petty Cash usage	350
	375	Detail
	0	Difference